NATIONWIDE VARIABLE INSURANCE TRUST
NVIT Blueprint® Aggressive Fund
NVIT Blueprint® Moderately Aggressive Fund
NVIT Blueprint® Capital Appreciation Fund
NVIT Blueprint® Moderate Fund
NVIT Blueprint® Balanced Fund
NVIT Blueprint® Moderately Conservative Fund
NVIT Blueprint® Conservative Fund

Supplement dated October 6, 2026
to the Prospectus dated April 30, 2026

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Effective immediately, the Prospectus is amended as follows:

1.
The table under the heading “The Underlying Funds” on page 45 of the Prospectus is hereby revised to replace the reference to the NVIT U.S. 130/30 Equity Fund with the following:

ASSET CLASS	UNDERLYING INVESTMENTS
Large-Cap Stocks
NVIT U.S. 130/30 EQUITY FUND or NATIONWIDE U.S. 130/30 EQUITY PORTFOLIO. Each of these Underlying Funds seeks long-term growth of capital by taking long and short positions in stocks of large-capitalization companies.

2.
“APPENDIX – Additional Information about the Underlying Funds” beginning on page 73 of the prospectus is revised to replace the reference to the NVIT U.S. 130/30 Equity Fund with the following:

U.S. Stocks

NVIT U.S. 130/30 EQUITY FUND or NATIONWIDE U.S. 130/30 EQUITY PORTFOLIO each seeks long-term growth of capital by taking long and short positions in stocks of U.S. companies. Each Fund invests approximately 30% of its net assets in short positions (i.e., stocks that the subadviser deems unattractive) and approximately 130% of the Fund’s net assets will be in long positions (i.e., stocks that the subadviser deems attractive), resulting in approximately 100% net equity exposure. To execute this strategy, each Fund currently intends to gain its short equity exposure entirely through the use of swap contracts and its long equity exposure through the use of swaps and/or by investing directly in stocks.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE